UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 17, 2007
(Date of earliest event reported)
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-11718 (Commission File No.)	36-3857664 (IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)
(312) 279-1400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02 Results of Operations and Financial Condition
          On April 16, 2007, Equity LifeStyle Properties, Inc. issued a news release announcing its results of operations for the quarter ended March 31, 2007 and conducted a conference call to discuss those results on April 17, 2007. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this report on Form 8-K. Please note that the transcript was prepared by a third-party service provider and has not been edited. Accordingly, it may contain typographical or other errors or omissions. The information shall not be deemed “filed” with the Securities Exchange Commission of nor incorporated by reference in any filing under the Securities Act of 1933, as amended. Equity LifeStyle Properties, Inc. (the “Company”) disclaims any intention or obligation to update or revise this information.
          This information includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age properties, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. ELS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
          Equity LifeStyle Properties, Inc. owns or has an interest in 310 quality properties in 30 states and British Columbia consisting of 112,865 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.
Item 7.01 Regulation FD Disclosure
          The information set forth under Item 2.02 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
          (c) Exhibits
          Exhibit 99.1 Earnings Call Transcript

SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
By:	/s/ Michael B. Berman
Michael B. Berman
Executive Vice President and Chief Financial Officer

Date: April 20, 2007